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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 22, 2005


                             UnionBanCal Corporation
             (Exact name of registrant as specified in its charter)


        Delaware                  001-15081                    94-1234979
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                     No.)


                              400 California Street
                          San Francisco, CA 94104-1302
                               Tel. (415) 765-2969


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ESTABLISHMENT OF PERFORMANCE CRITERIA FOR SENIOR MANAGEMENT BONUS PLAN.

On March 22, 2005 the Executive Compensation and Benefits Committee of the Company's Board of Directors set 2005 strategic adjustment factors for the Union Bank of California Senior Management Bonus Plan.

The named executive officers listed in the Company's 2005 Proxy Statement who are participants in the Senior Management Bonus Plan are assigned target bonuses as a percentage of base salary. The Plan design for 2005 is unchanged from 2004. For a more detailed discussion of the Company's compensation philosophy and other plans, please see the Executive Compensation and Benefits Committee Report on Executive Compensation contained in the Company's 2005 Proxy Statement.

The size of the bonus pool is based on the Company's performance on two measures, (a) return on average common equity, and (b) net income, relative to the Company's 2005 financial plan. In addition, the bonus pool may be adjusted by the Executive Compensation and Benefits Committee based on strategic adjustment factors. For named executive officers, the strategic adjustment factors form the basis by which the target bonus amounts may be decreased (but not increased). The strategic adjustment factors for 2005 consist of (a) a strategic positioning factor based on the Company's progress in positioning for incremental earnings growth in future years, (b) a risk positioning factor relating to regulatory compliance and risk management performance, and (c) a quality of earnings factor.

ADOPTION OF UNION BANK OF CALIFORNIA, N.A. SEPARATION PAY PLAN.

On March 22, 2005, the Executive Compensation and Benefits Committee of the Company's Board of Directors approved and adopted the Union Bank of California, N.A. Separation Pay Plan, which will become effective on April 1, 2005. A copy of this plan and the benefits available to the Company's executive officers is attached to this report as Exhibit 10.1 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

Exhibit No.   Description
________________________________________________________________________

   10.1 Union Bank of California, N.A. Separation Pay Plan (Effective April 1, 2005)
   10.2 Form of Performance Share Agreement under the 1997 UnionBanCal Corporation Performance Share Plan
   10.3 Form of 2004 Nonqualified Stock Option Agreement under the Year 2000 UnionBanCal Corporation Management Stock Plan
   10.4 Form of 2005 Nonqualified Stock Option Agreement under the Year 2000 UnionBanCal Corporation Management Stock Plan
   10.5 Form of 2004 Nonqualified Stock Option Agreement for Non-employee Directors under the Year 2000 UnionBanCal Corporation Management Stock Plan

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


   10.6 Terms and Conditions Applicable to Non-employee Director Stock Unit Awards under the Year 2000 UnionBanCal Corporation Management Stock Plan








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 28, 2005

                                              UNIONBANCAL CORPORATION


                                              By: /s/ DAVID I. MATSON
                                                  __________________________
                                                  David I. Matson
                                                  Chief Financial Officer
                                                  (Duly Authorized Officer)




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                                  EXHIBIT INDEX

Exhibit No.   Description
________________________________________________________________________

   10.1 Union Bank of California, N.A. Separation Pay Plan (Effective April 1, 2005)
   10.2 Form of Performance Share Agreement under the 1997 UnionBanCal Corporation Performance Share Plan
   10.3 Form of 2004 Nonqualified Stock Option Agreement under the Year 2000 UnionBanCal Corporation Management Stock Plan
   10.4 Form of 2005 Nonqualified Stock Option Agreement under the Year 2000 UnionBanCal Corporation Management Stock Plan
   10.5 Form of 2004 Nonqualified Stock Option Agreement for Non-employee Directors under the Year 2000 UnionBanCal Corporation Management Stock Plan
   10.6 Terms and Conditions Applicable to Non-employee Director Stock Unit Awards under the Year 2000 UnionBanCal Corporation Management Stock Plan


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